UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): May 5, 2014

Commission file number: 0-22773

NETSOL TECHNOLOGIES, INC.
(Exact name of small business issuer as specified in its charter)

NEVADA	95-4627685
(State or other Jurisdiction of	(I.R.S. Employer NO.)
Incorporation or Organization)

24025 Park Sorrento, Suite 410, Calabasas, CA 91302
(Address of principal executive offices) (Zip Code)

(818) 222-9195 / (818) 222-9197
(Issuer's telephone/facsimile numbers, including area code)

Item 2.02 Results of Operations and Financial Condition.

On May 2, 2014, NetSol Technologies, Inc.’s Pakistani subsidiary, NetSol Technologies, Ltd. posted the results of operations and financial conditions for the period ended March 31, 2014.  The results are posted on the Karachi Stock Exchange.  These results represent only the results of one subsidiary of NetSol Technologies, Inc. and are not representative of the results of the NetSol Technologies, Inc. on a consolidated basis.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document field under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Exhibits

99.1 Earnings Announcement for May 2, 2014 for NetSol Technologies Ltd.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETSOL TECHNOLOGIES, INC.

Date:           May 5, 2014                                                                  /s/ Najeeb Ghauri
___________________________
NAJEEB GHAURI
Chief Executive Officer

Date:           May 5, 2014                                                                  /s/ Roger Almond
___________________________
ROGER ALMOND
Chief Financial Officer